UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2010

ENERGY COMPOSITES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-52397	88-0409170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Commerce Drive, Wisconsin Rapids, WI  54494
(Address of principal executive offices) (Zip Code)

(715) 421-2060
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 1, 2010, Energy Composites Corporation held its annual meeting of stockholders to (i) elect directors and (ii) ratify the appointment of its independent registered public accountants.  A majority of the stockholders entitled to vote at the annual meeting were present at the annual meeting in person.  The following table shows the number of votes cast for, against, abstentions, and the number of broker non-votes on each matter:

	For	Withheld
Election of Directors:
Samuel W. Fairchild	23,323,000	-
Jamie L. Mancl	23,323,000	-
Jennifer L. Mancl	23,323,000	-
Daniel P. Wergin	23,323,000	-
Thomas J. Klismith	23,323,000	-
James F. Miller	23,323,000	-
Timothy Sherlock	23,323,000	-

	For	Against	Abstain	Broker Non-Votes
Ratification of Public Accountants	23,323,000	-	-	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY COMPOSITES CORPORATION
June 1, 2010	By: /s/ Jamie L. Mancl
Jamie L. Mancl
President